UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report – May 27, 2015
(Date of earliest event reported)
QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45433, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant's telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 27, 2015, the Board of Directors of Questar Corporation approved entering into a waiver and release agreement with Mr. James R. Livsey in connection with his accelerated voluntary retirement and termination of his employment on May 28, 2015 for succession planning purposes. Mr. Livsey served as the Company’s executive vice president and the chief operating officer of Questar’s subsidiary, Wexpro Company. The waiver and release agreement provides for a lump sum cash payment in the amount of $350,000, less any amounts for federal, state, local or other taxes required to be withheld pursuant to any applicable law or regulations, which shall be paid on the eighth day following Mr. Livsey’s delivery of the waiver and release agreement.
The foregoing description of the waiver and release agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the waiver and release agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
Questar Corporation (the "Company") held its Annual Meeting on May 27, 2015. At the meeting, shareholders voted on the election of the directors and on four proposals:
Voting results on the election of directors to hold office until the annual meeting in 2016 were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Teresa Beck	141,146,652	1,266,178	285,028	16,801,613
Laurence M. Downes	141,241,275	1,167,079	289,504	16,801,613
Christopher A. Helms	141,537,028	870,319	290,511	16,801,613
Ronald W. Jibson	139,081,178	3,538,167	78,513	16,801,613
James T. McManus, II	141,714,472	586,804	396,582	16,801,613
Rebecca Ranich	140,480,338	1,933,621	283,899	16,801,613
Harris H. Simmons	140,969,643	1,433,963	294,252	16,801,613
Bruce A. Williamson	138,816,826	3,544,598	336,434	16,801,613
Voting results on the proposal to approve, on an advisory basis, the named executive officer compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,375,702	5,764,481	557,675	16,801,613
Voting results on the proposal to re-approve and amend the Questar Corporation Long-term Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,343,797	3,554,192	799,869	16,801,613
Voting results on the proposal to re-approve the Questar Corporation Annual Management Incentive Plan II:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,973,110	2,206,107	518,641	16,801,613
Voting results on the proposal to ratify the selection of Ernst & Young as the Company's independent auditor were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,925,769	392,224	181,478	—

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit
10.1	Questar Corporation Waiver and Release Agreement with James R. Livsey

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)

June 1, 2015	/s/ Julie A. Wray
Julie A. Wray Corporate Secretary

Exhibit No.	Exhibit
10.1	Questar Corporation Waiver and Release Agreement with James R. Livsey